SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2007-2
(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE INC.
(Exact name of Sponsor as specified in its charter)

NOVASTAR MORTGAGE FUNDING CORPORATION
(Exact name of Depositor and registrant as specified in its charter)

Delaware	333-134461	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NOVASTAR CERTIFICATES FINANCING CORPORATION
(Exact name of co-registrant as specified in its charter)

Delaware	333-134461-01	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(816) 237-7000

No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Corporation registered issuances of up to $495,331,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-134461 and No. 333-134461-01) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2007-2, issued on June 1, 2007, $1,340,500,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2007-2, Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Offered Certificates"). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2007-2 were its Home Equity Loan Asset-Backed Certificates, Series 2007-2, Class M-10, Class C, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Pooling and Servicing Agreement, filed in connection with the Certificates has been amended pursuant to the Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 31, 2007 and attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, as depositor (the "Depositor"), NovaStar Mortgage, Inc., as servicer (the "Servicer") and as sponsor (the "Sponsor"), U.S. Bank National Association, as custodian (the "Custodian"), and Deutsche National Trust Company, as trustee (the "Trustee" and together with the Depositor, the Servicer, the Sponsor, the Custodian and the Trustee, the “Parties”). Amendment No. 1 corrects an erroneous section reference and clarifies the right for a servicing rights pledgee to terminate the servicer under the Pooling and Servicing Agreement if there is an event of default under the lending facility between such servicer and the servicing rights pledgee. In addition, Amendment No. 1 changed the identity of the party that pays certain fees and indemnification expenses to the trustee from NovaStar Mortgage, Inc., in its corporate capacity, to the party who is the servicer.

The Pooling and Servicing Agreement, filed in connection with the Certificates has been further amended pursuant to the Amendment to the Pooling and Servicing Agreement, dated as of November 1, 2007 and attached hereto as Exhibit 4.2, among the Parties. The Amendment adds a clarifying provision that certain servicing defaults related to delinquency and loss levels apply to a successor servicer only in conjunction with a withdrawal or downgrade of such successor servicer's rating by two or more levels that results in a downgrade of the rating assigned to any class of Certificates by any rating agency.

Item 6.02. Change of Servicer or Trustee.

On November 1, 2007, pursuant to the Servicing Rights Transfer Agreement, dated as of October 12, 2007, between NovaStar Mortgage, Inc. and Saxon Mortgage Services, Inc., NovaStar Mortgage, Inc. completed the sale to Saxon Mortgage Services, Inc. of all of its mortgage servicing rights and servicing advances relating to its securitizations. In connection with the closing of the sale, NovaStar Mortgage, Inc. transferred the servicing of mortgage loans with respect to NovaStar Mortgage Funding Trust, Series 2007-2, to Saxon Mortgage Services, Inc. Prior to November 1, 2007, the mortgage loans were serviced by NovaStar Mortgage, Inc. pursuant to the Pooling and Servicing Agreement. On and after November 1, 2007, Saxon Mortgage Services, Inc. will service the mortgage loans pursuant to the Pooling and Servicing Agreement.

Saxon Mortgage Services, Inc.

Saxon Mortgage Services, Inc., a Texas corporation, is an indirect subsidiary of Saxon Capital, Inc., which itself is an indirect subsidiary of Morgan Stanley. Saxon began its mortgage loan servicing operations in 1960 under the name Cram Mortgage Service, Inc., changed its name in September 1994 to Meritech Mortgage Services, Inc., and changed its name to Saxon Mortgage Services, Inc. in April 2002. Saxon services mortgage loans for its affiliates as well as other non-affiliated lenders and investors.

Experience and Procedures

In 2001, Saxon began acquiring servicing from third parties in addition to servicing the mortgage loans of affiliates. Currently a substantial majority of the loans in Saxon’s servicing portfolio are serviced for third parties. Of over 120 securitizations Saxon services, 29 were issued by an affiliate of Saxon and the rest were issued by third party issuers. On November 1, 2007, Saxon purchased the servicing rights for certain mortgage loans from a third party, the majority of which are related to 22 securitizations issued by such third party. The total unpaid principal balance of mortgage loans that are expected to be added to Saxon’s servicing portfolio through this purchase is approximately $13.6 billion. At this time, substantially all of Saxon’s servicing portfolio consists of sub-prime mortgage loans, comprised of fixed rate and adjustable rate, first- and second-lien conventional mortgage loans. Saxon’s servicing platform, MortgageServ, is able to service virtually any type of mortgage loan product. Saxon has serviced interest-only products for two years, in 2005 started servicing mortgage loans with amortization periods of up to forty years, and in 2006 started servicing mortgage loans with amortization periods of up to fifty years.

Saxon services all mortgage loans according to its life of loan credit risk management strategy which was developed substantially for the servicing of sub-prime mortgage loans. The risk of delinquency and loss associated with sub-prime mortgage loans requires active communication with borrowers. Beginning with an introductory call made as soon as the loans are activated on Saxon’s servicing system, Saxon attempts to establish a consistent payment relationship with the borrower. In addition, Saxon’s call center uses a predictive dialer to create calling campaigns for delinquent loans based upon the borrower’s historical payment patterns and the borrower’s risk profile. Saxon’s representatives have technology available to enhance service and delinquency management. Contact with borrowers is tailored to reflect the borrower’s payment habit, loan risk profile, and loan status. Borrower contact is initiated through outbound telephone campaigns, monthly billing statements, and direct mail. Saxon’s website provides borrowers with access to account information and online payment alternatives. Mortgage loan documents and financial guides offering alternatives to foreclosure are available on the website. Saxon Call Center representatives are blended agents with customer focused collections skill sets.

Saxon’s goal is to provide the most efficient and economical solutions. Outsourcing of appropriate servicing functions has allowed Saxon to maintain a high quality of performance at reduced costs while allowing Saxon to focus its expertise on managing the outsourced service providers. In the past, Saxon has successfully outsourced areas including tax, insurance, foreclosure and bankruptcy processing and tracking. In 2004, Saxon outsourced the document management area, resulting in faster imaging of mortgage loan documents with lower document exception rates.

Between the 35th and 48th day of delinquency, the borrower receives a demand notice depending on the risk and the early indicator score of the mortgage loan. If required by applicable law, 30 days or more is allowed to cure the default before the account is referred to foreclosure. The Call Center continues active collection campaigns and may offer the borrower relief through an informal repayment arrangement designed to resolve the delinquency in ninety days or less.

Accounts moving from 30 days delinquent to 60 or more days delinquent are transferred to the Loss Mitigation Department, which is supported by the predictive dialer, as well as the MortgageServ system. The Loss Mitigation Department continues to actively attempt to resolve the delinquency while Saxon’s Foreclosure Department refers the file to local counsel to begin the foreclosure process.

The MortgageServ system is Saxon’s core servicing platform. It provides all the mortgage loan level detail and interacts with all of Saxon’s supplemental applications such as the dialer, pay-by-phone and website.

Delinquent accounts not resolved through collection and loss mitigation activities are foreclosed in accordance with state and local laws. Foreclosure timelines are managed through an outsourcing relationship that uploads data into the MortgageServ system. The MortgageServ system schedules key dates throughout the foreclosure process, enhancing the outsourcer’s ability to monitor and manage foreclosure counsel. Properties acquired through foreclosure are transferred to the REO Department to manage eviction and marketing of the properties.

Once REO properties are vacant, they are listed with one of three national asset management firms that develop a marketing strategy designed to ensure the highest net recovery upon liquidation. The REO Department monitors these asset managers. Property listings are reviewed monthly to ensure the properties are properly maintained and actively marketed.

Saxon services nine securitizations for which servicer events of default have occurred. Eight were triggered by delinquency levels, and one was triggered by the cumulative loss level. Each of these securitizations was issued in or prior to 2001. Saxon has never been removed as servicer and has not failed to comply with servicing criteria in any servicing agreements other than as set forth herein. In addition to the nine securitizations above, Saxon services another three securitizations issued before 2001, two of which have more than one servicer, in which performance triggers have occurred due to delinquency levels. Typically, this results in a re-direction of bond principal payments to the most senior classes. Saxon has not failed to make required advances with respect to any securitizations for which it is servicer.

Saxon’s assessment of compliance with applicable servicing criteria discloses that it was not in compliance with Items 1122(d)(4)(i) and 1122(d)(1)(ii) of Regulation AB due to the failure to send certain lien releases to consumers or to the recording jurisdiction, as appropriate, within the timeframes required by Saxon’s guidelines or due to an error in Saxon’s guidelines regarding the required means of delivery of lien releases. The assessment of compliance indicates that delays in timeliness were caused by the failure of Saxon’s vendor’s database to upload data regarding payments-in-full provided by Saxon in order to produce lien releases in a timely manner. Saxon has taken remedial actions to remedy the exceptions, to prevent exceptions going forward, and to remedy applicable procedures.

In addition, the assessment of compliance with applicable servicing criteria performed by a servicing function participant contracted by Saxon reflects that it was not in compliance with Item 1122(d)(4)(xi) of Regulation AB due to one payment having been made after the expiration date of the insurance policy, based on a sample of loans reviewed for purposes of such assessment. Based on discussions Saxon has had with this servicing function participant, Saxon believes that the servicing function participant has taken actions designed to remedy the procedures that led to this compliance exception.

Size, Composition and Growth of Saxon’s Portfolio of Serviced Assets

Currently, substantially all of Saxon’s servicing portfolio consists of non-prime mortgage loans, represented by fixed rate and adjustable rate, first- and second-lien conventional mortgage loans. The following table reflects the size and composition of Saxon’s affiliate-owned and third party servicing portfolio as of the end of each indicated period.

Saxon’s Portfolio of Mortgage Loans

Unpaid Principal Balance as of:
(Dollar Amounts, in thousands)

	May 31, 2007	February 28, 2007	December 31, 2005	December 31, 2004	December 31, 2003
Saxon Affiliate[1]	$7,227,617	$7,150,070	$6,394,873	$5,950,965	$4,665,770
Third Party	30,890,977	22,169,173	18,365,897	14,214,977	5,233,753
Total	$38,118,594	$29,319,243	$24,760,770	$20,165,942	$9,899,523

Saxon Rating Information

Saxon’s residential sub-prime servicing operations are currently rated as “Above Average” by S&P. Fitch has rated Saxon “RPS2+” as a primary servicer of residential Alt-A and sub-prime products. Moody’s has rated Saxon “SQ2+” as a primary servicer of residential sub-prime mortgage loans. Saxon is an approved Freddie Mac and Fannie Mae servicer.

No Material Changes to Servicer Policies and Procedures

There have been no material changes in Saxon’s servicing policies and procedures during the past three years.

1  Saxon Affiliate includes securitizations in which Saxon Asset Securities Company is the depositor and servicing of mortgage loans originated or purchased by Saxon Mortgage, Inc. and Saxon Funding Management LLC.

Item 9.01 - Financial Statements and Exhibits:

(a)   Financial Statements of Business Acquired:  None

(b)   Pro Forma Financial Information:   None

(c)   Exhibits:

4.1
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 31, 2007, among the Depositor, the Servicer and Sponsor, the Custodian and the Trustee, and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

4.2
Amendment to the Pooling and Servicing Agreement, dated as of November 1, 2007, among the Depositor, the Servicer and Sponsor, the Custodian and the Trustee, and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007

NOVASTAR MORTGAGE FUNDING CORPORATION By: __/s/ Matt Kaltenrieder ____________ Matt Kaltenrieder Vice President

Exhibit Index

Exhibit No.	Description

Exhibit 4.1
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 31, 2007, among the Depositor, the Servicer and Sponsor, the Custodian and the Trustee, and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

Exhibit 4.2
Amendment to the Pooling and Servicing Agreement, dated as of November 1, 2007, among the Depositor, the Servicer and Sponsor, the Custodian and the Trustee, and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.